Summary Prospectus Supplement dated June 21, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Oppenheimer Global Multi-Asset Growth Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Mark Ahnrud	Portfolio Manager	2019
John Burrello	Portfolio Manager	2019
Chris Devine	Portfolio Manager	2019
Scott Hixon	Portfolio Manager	2019
Christian Ulrich	Portfolio Manager	2019
Scott Wolle	Portfolio Manager	2019”

O-GLMAG SUMPRO SUP 062119